ADVANCED SERIES TRUST

AST New Discovery Asset Allocation Portfolio

Supplement dated November 25, 2013 to the Summary Prospectuses dated April 29, 2013

This supplement should be read in conjunction with the Summary Prospectus for the AST New Discovery Asset Allocation Portfolio (the Portfolio) and should be retained for future reference. The Portfolio may not be available under your variable contract. For more information about the portfolios available under your variable contract, please refer to your contract prospectus. Defined terms used herein and not otherwise defined herein shall have the meanings given to them in the Summary Prospectus.

AST New Discovery Asset Allocation Portfolio: New Subadvisory Arrangement and New Investment Strategy.

On November 19, 2013, at a regular meeting of the Board of Trustees (the Board) of Advanced Series Trust (AST), the Board approved adding Parametric Portfolio Associates LLC (Parametric) as a subadviser to the Portfolio to manage a new liquidity strategy.

On or about February 10, 2014, the Portfolio will allocate approximately 10% of the Portfolio’s net assets to a liquidity strategy to be managed on a day-to-day basis by Parametric. The liquidity strategy will be invested primarily in (i) derivative instruments including, but not limited to, swaps, forwards, index futures, other futures contracts, and options thereon to provide liquid exposure to the applicable equity and fixed income benchmark indices; and (ii) cash, money market equivalents, short-term debt instruments, money market funds, and short-term debt funds to satisfy all applicable margin requirements for the futures contracts and to provide additional portfolio liquidity to satisfy large-scale redemptions. The liquidity strategy may also invest in ETFs for additional exposure to relevant markets. The liquidity strategy may temporarily deviate from the allocation indicated due to redemptions in the Portfolio or other circumstances relevant to the Portfolio’s overall investment process.

The Portfolio’s liquidity strategy will result in a decrease in the amount of the Portfolio’s assets held in individual securities and an increase in the amount invested in derivatives (e.g., futures and options) and in short-term money market instruments. Prudential Investments LLC and AST Investment Services, Inc. (the Investment Managers) believe that this change will not have any material impact on long-term performance; however, there are no guarantees about future performance, and, under certain market conditions, short-term performance may be affected.

The investment objective and other investment strategies of the Portfolio will remain unchanged. More detailed information relating to the addition of Parametric will be distributed to beneficial shareholders of the Portfolio in a Schedule 14C Information Statement within the 90 days of the effective date of the change. More detailed information will also be included in an additional update to the Prospectus and Statement of Additional Information of AST, each dated April 29, 2013, as amended June 28, 2013, on or about the effective date of changes. These changes are expected to become effective on or about February 10, 2014.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

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